               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          June 8, 2000
                         Date of Report
               (Date of Earliest Event Reported)

                       SANGUINE CORPORATION
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-24480                95-4347608
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                    101 East Green Street, #11
                 Pasadena, California 91105
            (Address of Principal Executive Offices)

                         (626) 405-0079
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          See Item 5 for information about a Warrant Agreement (the "Warrant Agreement") with Westbury Consultancy Services Limited ("Westbury") that could have the effect of a change of control of the Registrant ("Sanguine Corporation," a Nevada corporation ["Sanguine"]); however, the Schedule 13D filed by Westbury with the Securities and Exchange Commission, which is incorporated herein by reference, indicated that it was Westbury's intention that the Warrant Agreement constitute an investment in Sanguine, rather than any intended change of control. See Item 7.

Item 5.   Other.

          On June 8, 2000, Sanguine executed and delivered the Warrant Agreement whereby it granted Westbury warrants to acquire 12,000,000 shares of Sanguine's common stock at an exercise price of $0.30 per share (the "Warrants"). The exercise price was determined under the Warrant Agreement based upon 120% of the next private or public offering of Sanguine, which was the private placement conducted by Sanguine as reported in its 8-K Current Report dated September 1, 2000, which has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference. See Item 7. The minimum exercise price was $0.25 per share.

          In consideration of the grant of the Warrants, Westbury agreed to provide Sanguine with services in the areas of endorsing, sponsoring and finding foreign joint venture partners or affiliates to assist Sanguine in its research and development efforts of its principal product, "PHER-O2," a synthetic red blood cell product. The average bid price for the common stock of Sanguine as quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the "NASD") on the date of the Warrant Agreement was $1.00.

          The Warrant Agreement provides, among other provisions, as follows:
(i) the issuance of 120,000 Warrants, with each of the Warrants being convertible into 100 shares of Sanguine common stock; (ii) the Warrants expire at 5:00 p.m. on March 20, 2005; (iii) protection against dilution in certain events, including the sale of common stock at less than market value, or in the event of any merger where Sanguine is not the surviving entity, or any reclassification or capital reorganization (not unless such adjustment would result in a decrease of the exercise price of more than $0.10 per share, and excluding the types of transactions described in Section 7g(i) through (ix) of the Warrant Agreement); and (iv) the granting of "registration rights" covering the underlying shares, with Westbury to pay the sum of $15,000 towards any such registration with the Securities and Exchange Commission.

          Under the Warrant Agreement, no Warrant could be exercised until the expiration of 90 days from the date of the Warrant Agreement.

          On June 9, 2000, Sanguine and Westbury executed and delivered an Addendum confirming that the Warrant Agreement was the final understanding of the parties respecting the Warrants.

          Copies of the Warrant Agreement and the Addendum are attached hereto and incorporated herein by reference. See Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          (a)  Financial Statements of Businesses Acquired.

               None; not applicable.

          (b)  Pro Forma Financial Information.

               None; not applicable.

          Exhibits.

Exhibit
Number                   Description
-------                  -----------

10.1      Warrant Agreement

10.2      Addendum

Schedule 13D of Westbury Consultancy Services Limited*

8-K Current Report dated September 1, 2000*

              * Previously filed with the Securities and Exchange Commission and incorporated herein by reference.






                             SIGNATURES


          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SANGUINE CORPORATION

Date: 10/31/00                By:/s/Thomas C. Drees
     -------------            --------------------------------------
                              Thomas C. Drees, Ph.D.
                              CEO, President and Chairman of the Board of
                              Directors